SCHEDULE 14A INFORMATION

Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of the 2017

Annual Meeting of Stockholders

Meeting Date:	June 28, 2017
Meeting Time:	11:00 a.m., EDT
Location:	Jenner & Block LLP 919 Third Avenue New York, NY 10022-3908

Purpose of the Meeting

•	To elect 4 directors, each for a term of one year;
•	To ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017 and authorizing the directors to fix the remuneration thereof;
•	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2016; and
•	To transact such other business as may properly come before the annual meeting.

Voting

All holders of record of shares of the Company’s common stock (NYSE: EQS) at the close of business on May 26, 2017 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy online, by phone, or by mail. For specific instructions, please refer to the Questions and Answers in this proxy statement and the instructions on the proxy card.

We are distributing this proxy statement and proxy form to stockholders on or about June 1st, 2017.

By order of the Board of Directors,

JOHN A. HARDY

Chief Executive Officer

May 1, 2017

Houston, Texas

Important Notice Regarding the Availability of Proxy Materials

for the Company’s Annual Meeting of Stockholders to be held on June 28, 2017

This proxy statement, proxy card and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2016 are available free of charge at the following website: http://www.equuscap.com/investor_reports.htm or by calling Mackenzie Partners, Inc., our proxy solicitor, at (800) 322-2885.

700 LOUISIANA STREET

48TH FLOOR

HOUSTON, TX 77002

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EQUUS TOTAL RETURN, INC.

700 Louisiana Street

48th Floor

Houston, Texas 77002

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of Equus Total Return, Inc. (“Equus” or the “Company”). The annual meeting of stockholders (the “Meeting”) or any postponement or adjournment thereof will be held on June 28, 2017, beginning at 11:00 a.m., Eastern Daylight Time, at Jenner & Block LLP, 919 Third Avenue, New York, NY 10022-3908. The Board of Directors (sometimes referred to hereinafter as the “Board”) is sending stockholders this proxy statement to solicit proxies to be voted at the annual meeting. It is being mailed to stockholders on or about June 1st, 2017.

ABOUT THE MEETING

What is the purpose of the Meeting?

At the Meeting, stockholders will be asked to elect Company directors (see Proposal 1), ratify the selection of the Company’s independent registered public accounting firm (see Proposal 2), and approve, on a non-binding advisory basis, compensation paid to the Company’s named executive officers in 2016 (see Proposal 3).

Who is entitled to vote at the Meeting?

If you owned shares of the Company on the Record Date, you are entitled to receive notice of and to participate in the Meeting. A list of stockholders on the Record Date will be available for inspection at the Company’s office at 700 Louisiana Street, 48th Floor, Houston, Texas 77002 for ten days before the Meeting.

What are the voting rights of holders of the Company’s common stock?

You may cast one vote per share of the Company’s common stock that you held on the Record Date on each proposal considered at the Meeting. These shares are: (a) held directly in your name as the stockholder of record or (b) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Company hold their shares in “street name” through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions in how Company shares are held.

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record; therefore, these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Meeting, or to grant your voting proxy directly to the Company. You may vote online, by phone, or by mail.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker or nominee, who is considered the stockholder of record with respect to those shares, has forwarded these proxy materials to you. As the beneficial owner, you have the right to provide your broker with instructions on how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting (unless you have a signed proxy from the record holder, as described below). Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

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Broker Discretionary Voting. New York Stock Exchange (“NYSE”) rules permit a broker member to vote on certain “routine” matters, including the ratification of auditors, without instructions from the beneficial owner of the shares. The election of directors and the non-binding vote concerning compensation of the Company’s named executive officers in 2016 are considered non-routine; therefore, brokers are not permitted to vote in respect of these matters without instructions from the beneficial owners. If you hold your stock in street name and you do not instruct your broker how to vote in the election of directors and these three proposals described in more detail herein, no votes will be cast on your behalf. Therefore, it is important that you cast your vote if you want it to count in respect of these matters.

What constitutes a quorum?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of a majority of the shares of common stock outstanding on the Record Date, or 6,759,074 shares, will constitute a quorum. As of the Record Date, 13,518,146 shares of the Company’s common stock, representing the same number of votes, were outstanding.

If there are not enough votes for a quorum or to approve a proposal at the Meeting, the stockholders who are represented in person or by proxy may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

What are the Board’s recommendations?

The Board recommends a vote “For” the election of the nominated slate of directors (see Proposal 1), “For” the ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm (see Proposal 2), and “For” the approval, on a non-binding advisory basis, of compensation paid to the Company’s named executive officers in 2016 (see Proposal 3). Unless you give other instructions in your proxy, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve the proposals?

Election of Directors. A plurality of votes cast at the Meeting at which a quorum is present is required to elect a director. Abstentions will not be counted as votes cast and will have no effect on this proposal. Brokers may not vote uninstructed shares held in street name for this proposal.

Ratification of Public Accounting Firm. The affirmative vote of a majority of all of the votes cast at the Meeting at which a quorum is present is required to ratify the selection of the public accounting firm. Abstentions will not be counted as votes cast and will have no effect on this proposal. Brokers may vote uninstructed shares held in street name for this proposal, and their votes will count as present for quorum purposes.

Non-Binding Advisory Vote Approving Executive Compensation in 2016. The affirmative vote of a majority of all of the votes cast at the Meeting at which a quorum is present is required to approve, on a non-binding advisory basis, compensation paid to the Company’s named executive officers in 2016. Abstentions will not be counted as votes cast and will have no effect on this proposal. Brokers may not vote uninstructed shares held in street name for this proposal.

How are votes counted?

In the election of directors, you may vote “For” all of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. If you execute your proxy or provide broker voting instructions without specifying further your preference as to the nominees, your shares will be voted in accordance with the recommendations of the Board. To ratify the selection of the independent auditor, you may vote “For” the ratification, “Against,” or you may “Abstain.” To cast your vote concerning the non-binding approval of compensation paid to the Company’s executive officers in 2016, you may also vote “For” or “Against” this proposal, or you may “Abstain” from voting in respect of this proposal. Please refer to the preceding section in considering the effect of abstentions and “broker non-votes” for Proposal 3.

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Who can attend the Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the Meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

How can I vote my shares in person at the Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Meeting. If you choose to do so, please bring proof of identification. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting by granting your voting proxy to the Company (if you are the stockholder of record) or by providing voting instructions to your broker or nominee (if you hold shares beneficially in street name). You may vote online, by phone, or by mail. Please refer to the enclosed voting instruction card for details.

Can I change my vote after I execute my proxy?

Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. You may accomplish this by granting a new proxy or new broker voting instructions at a later date (which automatically revokes the earlier proxy instructions) or by attending the Meeting and voting in person. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one notice of the Meeting?

It means your shares are registered differently or are in more than one account. Please grant a voting proxy and/or provide voting instructions for all accounts that you hold.

Where can I find the voting results of the Meeting?

We will publish final results of the Meeting in a Company Form 8-K within four business days after the day on which the Meeting ended.

What Effect will the Company’s Agreement to Acquire U.S. Gas & Electric, Inc. have on the Meeting?

As discussed on page 6 below under Our Agreement to Acquire U.S. Gas & Electric, Inc., we intend to issue 32.6 million new shares of Equus common stock and shares of preferred stock that are convertible into as many as 12.2 million additional shares of Equus common stock in connection with the possible acquisition of U.S. Gas & Electric, Inc. (“USG&E”), a retail energy company. However, because there are a number of conditions to closing of the transaction that will not occur by the Record Date, none of these new shares will be issued or outstanding as of the Record Date and, consequently, will not be able to be voted concerning the matters included in this proxy statement.

What Changes will be made to the Board if the Company Acquires U.S. Gas & Electric, Inc.?

If we acquire USG&E as described on page 6 below under Our Agreement to Acquire U.S. Gas & Electric, Inc., MVC Capital, Inc. (“MVC”), the controlling shareholder of USG&E will, as a result of the transaction, have the right to appoint five directors of the Company in addition to the four nominees included in this proxy statement. Nevertheless, because the conditions to the closing of the acquisition of USG&E are not guaranteed, we have not included information concerning the potential MVC director appointees in this proxy statement.

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Who can I call if I have a question?

If you have any questions about this proxy statement, please call our proxy solicitor, Mackenzie Partners, Inc., toll-free at 1-800-322-2885.

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OUR AGREEMENT TO ACQUIRE U.S. GAS & ELECTRIC, INC.

On April 24, 2017, the Company entered into a Stock Purchase Agreement and Plan of Merger (“Merger Agreement”) with ETR Merger Sub, Inc., a newly-formed wholly-owned subsidiary of the Company (“Merger Sub”), certain shareholders of USG&E, and MVC as a selling shareholder of USG&E and as representative of the selling USG&E shareholders. The transactions embodied in the Merger Agreement constitute a “Consolidation” as defined in the Company’s Plan of Reorganization within the meaning of Section 2(a)(33) of the Investment Company Act of 1940 (“1940 Act”), which we announced on May 15, 2014. Our intention of effecting a Consolidation through the Merger Agreement was to transform the Company from an investment company into an operating company focused on the energy sector. The full text of the Merger Agreement is attached to the Company’s Current Report on Form 8-K filed on April 24, 2017.

USG&E is a retail energy company with over 160 employees that sells electricity and natural gas in deregulated utility markets to residential and commercial customers. As of January 31, 2017, USG&E had over 375,000 residential customer equivalents in 62 utility markets across the District of Columbia and 11 states. The Consolidation, if effected, will result in USG&E becoming a wholly-owned subsidiary of the Company, and the operations of USG&E, as an energy services company, becoming the predominant operations of the consolidated companies.

Pursuant to the Merger Agreement, to accomplish the Consolidation, we plan to issue to the shareholders of USG&E an aggregate of approximately 32.6 million new shares of common stock and shares of preferred stock that may be convertible into as many as 12.2 million additional shares of common stock, which will be effected in two stages. The first stage of the Consolidation consists of the “Acquisition”, which is the acquisition of 90.3% of the common and preferred stock of USG&E by the Company. The second stage of the Consolidation consists of a squeeze-out merger of the remaining USG&E shareholders, such that USG&E will survive the merger as a wholly-owned subsidiary of the Company and the separate corporate existence of Merger Sub will cease.

Upon completion of the Acquisition (the first stage of the Consolidation), the Company will change its corporate name from Equus Total Return, Inc. to “USG&E, Inc.” In such an event, we will no longer be an investment company and will instead be considered an operating company. In addition, MVC, which is the controlling shareholder of USG&E will, as a result of the Consolidation, hold a controlling interest in the Company. Notably, however, the closing of the Acquisition will likely occur after the Record Date. Consequently, none of the shares we intend to issue to the USG&E shareholders in connection with the Consolidation will be outstanding as of the Record Date and, therefore, will not be entitled to be voted concerning any matters at the Meeting.

Pursuant to the Merger Agreement and other agreements entered into in connection therewith, MVC will have the right to appoint five directors in addition to the four nominees included in this proxy statement. Nevertheless, because the conditions to the closing of the Consolidation are not guaranteed, we have not included information concerning the potential MVC director appointees in this proxy statement. The information contained herein does not purport to provide a complete description of the Consolidation with USG&E and its effect upon the Company and its shareholders. Additional information concerning the proposed Consolidation and a more thorough description thereof can be obtained from our filings with the SEC via the SEC’s website at www.sec.gov or on the Company’s website at www.equuscap.com.

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STOCK OWNERSHIP

Who are the largest owners of the Company’s stock?

Based on a review of filings with the SEC and other records of the Company, the Company is aware of two beneficial owners of more than 5% of the outstanding shares of the Company’s common stock: (i) MVC; and (ii) SPQR Capital Holdings S.A., Lansdowne Capital Ltd. and Bertrand des Pallieres.

How much stock do the Company’s directors and executive officers own?

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of April 28, 2017, by (1) any person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each director/director nominee of the Company, (3) each named executive officer, and (4) all directors/director nominees and executive officers as a group.

The number of shares beneficially owned by each entity, person, director/director nominee, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of April 28, 2017, or within 60 days after April 28, 2017, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Fraser Atkinson	21,389	—	21,389	*
Richard F. Bergner	19,500	—	19,500	*
Kenneth I. Denos	265,754	—	265,754	1.97%
Henry W. Hankinson	19,500	—	19,500	*
John A. Hardy	500,000	—	500,000	3.70%
L’Sheryl D. Hudson(1)	—	—	—	*
Robert L. Knauss	92,670	—	92,670	*
MVC Capital, Inc. (2)	—	4,444,644	4,444,644	32.88%
Bertrand des Pallieres(3) (4)	1,057,017	1,142,675	2,199,692	16.27%
All directors and executive officers as a group (8 persons)	1,975,830	1,142,675	3,118,505	23.07%

* Indicates less than one percent.

(1)	Ms. Hudson serves as the Company’s Senior Vice President and Chief Financial Officer. Ms. Hudson is not a director of the Company.
(2)	Includes 4,444,644 shares held directly by MVC, a business development company managed and directed by The Tokarz Group Advisers, LLC (“TTGA”), an investment adviser registered pursuant to the Investment Advisers Act of 1940. MVC’s and TTGA’s business address is 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577.
(3)	Includes 10,000 shares held directly by Mobiquity Investments Limited and indirectly by Mobiquity Investments Corp. and Versatile Systems Inc. Mr. des Pallieres disclaims beneficial ownership of the securities held directly by Mobiquity Investments Limited and Versatile Systems Inc. and nothing herein shall be construed as an admission that he is, for the purpose of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, the beneficial owner of any such securities.
(4)	Includes 1,057,017 shares held directly by Mr. des Pallieres. Also includes 145,833 shares held directly by SPQR Capital Holdings S.A., a Luxembourg societe anonyme in which Mr. des Pallieres is a minority stockholder and serves as a director. Also includes 986,842 shares held directly by Lansdowne Capital S.A., a Luxembourg societe anonyme that is indirectly wholly-owned by Mr. des Pallieres.

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Section 16(a) beneficial ownership compliance

Under the federal securities laws, our directors, executive officers, and any persons beneficially owning more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Company and the SEC. Specific due dates for these reports have been established by regulation. Based solely upon a review of reports furnished to the Company and written representations of certain persons that no other reports were required, we believe that all of our directors and executive officers complied during 2016 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board of Directors to review financial matters concerning the Company. Each member of the Audit Committee meets the independence requirements established by the 1940 Act and under the applicable listing standards of the New York Stock Exchange. The Audit Committee is responsible for the selection, engagement, compensation, retention and oversight of the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.

In making our recommendation that the Company’s financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2016, we have taken the following steps:

•	We discussed with BDO USA, LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2016, those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.
•	We conducted periodic executive sessions with BDO with no members of Equus management present during those discussions. BDO did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.
•	We received and reviewed the written disclosures and the letter from BDO required by the applicable requirements of the Public Company Accounting Oversight Board Rule 3526 regarding BDO’s communications with us concerning independence, and we discussed with BDO its independence regarding Equus.
•	We determined that there were no former BDO employees who previously participated in the Company’s audit, engaged in a financial reporting oversight role at Equus.
•	We reviewed, and discussed with Equus management and BDO, the Company’s audited balance sheet at December 31, 2016, and statements of operations, changes in net assets and cash flows for the year ended December 31, 2016.

Based on the reviews and actions described above, we recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Fraser Atkinson

Robert L. Knauss

Richard F. Bergner

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the fiscal year 2016 compensation policy for our named executive officers (“NEOs”). Our Compensation Committee determines the compensation terms for our Chief Executive Officer and the Board determines the fees that may be charged by our Secretary and Chief Compliance Officer for his services. Our Chief Executive Officer also determines compensation for all other NEOs. This section explains how compensation decisions were made for our NEOs during the year. The discussion below also addresses the principal elements of our approach to compensation.

Our NEOs are compensated with a view to satisfying two objectives: (i) compensating the Company’s NEOs appropriately for their contributions to the Company’s growth, profitability and other goals and objectives; and (ii) linking the interests of the Company’s NEOs to the long-term interests of the Company’s equity owners. The compensation terms for our NEOs generally recognize both short-term and long-term success but these compensation arrangements also emphasize rewarding the intermediate and long-term performance of our NEOs, as measured by the Company’s performance and relative shareholder return.

Most of our compensation arrangements with our NEOs consist primarily of two elements: base salary and possible annual cash bonus. In addition, while certain of our executives participate in a defined contribution retirement plan, we do not have any supplemental retirement benefits and generally do not provide perquisites to our executive officers. Our Chief Executive Officer and Secretary, for example, receive no health, retirement, or other employment-related benefits. Accordingly, we believe that the total level of compensation is critical to maintaining the competitiveness of our compensation arrangements, particularly given the absence of supplemental benefits and plans.

We pay base compensation to our NEOs, which constitutes the bulk of their total remuneration. While the NEOs’ initial base compensation is determined by an assessment of competitive market levels, the factors used in determining changes to base compensation include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Company may pay an annual cash bonus that results in cash payments to our NEOs. The amount of the cash bonus is determined by the individual agreements with our NEOs or by our Chief Executive Officer on a discretionary basis. In the case of our Secretary and Chief Compliance Officer or other members of our Board who provide services to the Company, the Board has determined an hourly rate of $300 for such services. We have agreements with our Chief Executive Officer and Chief Financial Officer, the terms of which are summarized on page 15 of this proxy statement.

In determining the structure of our executive compensation policies and the appropriate levels of incentive opportunities, the Compensation Committee or our Chief Executive Officer, as appropriate, considers whether the policies reward reasonable risk-taking and whether the incentive opportunities achieve the proper balance between the need to reward employees and the need to protect shareholder returns. We believe that the focus on total compensation provides incentives to create long-term value for shareholders while taking thoughtful and prudent risks to grow the Company.

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Summary Compensation Table

The following table summarizes the total compensation that the Company paid during the fiscal years ended December 31, 2016 and 2015 to the NEOs, who are the Chief Executive Officer and the Chief Financial Officer, and our other most highly compensated executive officers who received more than $100,000 in annual compensation from the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) *	Total ($)
John A. Hardy—CEO	2016 2015	200,000 200,000	150,000 150,000	n/a n/a	n/a n/a	n/a n/a	n/a n/a	― ―	350,000 350,000

L’Sheryl D. Hudson—CFO	2016 2015	204,500 199,500	38,016 37,771	n/a n/a	n/a n/a	n/a n/a	n/a n/a	14,551 11,864	257,067 249,135

Kenneth I. Denos— Secretary and CCO	2016 2015	412,563 307,063	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	― ―	412,563 307,063

*	Reflects the Company’s contributions to vested and unvested defined contribution plans of the NEOs.

Report of the Compensation Committee

As part of our responsibilities, we have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which begins on page 9 of this proxy statement. Based on such review and discussions, we have recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Henry W. Hankinson

Robert L. Knauss

Richard F. Bergner

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GOVERNANCE OF THE COMPANY

How is the Company’s management structured?

The Board of Directors changed the Company’s operations to an internalized management structure on July 1, 2009. This means that, unlike many closed-end funds and business development companies, the Company directly employs its management team and incurs the costs and expenses associated with Company operations. There is no outside investment advisory organization providing services to the Company under a fee-based advisory agreement, or an administrative organization charging the Company for services rendered.

What are the duties of the Board of Directors?

Leadership Structure. The Board provides overall guidance and supervision with respect to the operations of the Company and performs the various duties specified for directors of business development companies under the 1940 Act. Among other things, the Board supervises Company management, the custodial arrangements for portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates.

The Board meets in regularly scheduled meetings each year. All Board actions are taken by majority vote unless a higher percentage is required by law or the Company’s certificate of incorporation or by-laws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company—referred to as “independent directors.”

The 1940 Act requires that a majority of the Company’s directors be independent directors. The Board is currently composed of 7 directors, including 5 independent directors. As discussed below, the Board has established 4 Committees to assist the Board in performing its oversight responsibilities.

The Board has appointed John A. Hardy to serve as the Company’s Chief Executive Officer. In addition to being the principal executive officer of the Company, one of the Chief Executive Officer’s roles is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board.

The Board has also appointed Robert L. Knauss as its Chairman. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with the Company’s principal executive officer in carrying out his functions, as well as with the Company’s Chief Compliance Officer. The Chairman may perform such other functions as may be requested by the Board. The designation of Chairman does not impose on such independent director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such items as the business development company requirements, net assets of the Company, and the committee structure of the Company.

Risk Oversight. Through the Board’s direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities:

•	General Oversight. The Board meets with representatives of management and key service providers, including the custodian and the independent audit firm of the Company, to review and discuss the operational activities of the Company and to provide direction with respect thereto.
•	Compliance Oversight. The Board reviews and approves, as applicable, the compliance procedures of the Company. The Board is informed how the compliance procedures adhere to the operational requirements through its meeting with, and reports received from, the Chief Compliance Officer. The Board also discusses the adequacy of internal controls and compliance procedures with the Company’s Chief Compliance Officer and independent auditors.

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•	Investment Oversight. The Board monitors Company performance during the year through regular performance reports from management with references to appropriate performance measurement indices and the performance of similar funds. The Board receives updates on industry developments and portfolio company matters on a regular basis. The Board also monitors the Company’s investment practices and reviews the Company’s investment strategies with management.
•	Valuation Oversight. The Board has approved the valuation methodologies used in establishing the fair value of the Company’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the valuation procedures.

What Committees has the Board established?

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compensation Committee, and a Committee of Independent Directors.

Who are the current Board members and what are their Committee memberships?

The members of the Board of Directors on the date of this proxy statement and the Board Committees on which they serve are identified in the following table:

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee
Robert L. Knauss, Chairman	*	*	Chair	*
Fraser Atkinson	Chair		*
Richard F. Bergner	*	*	*	Chair
Kenneth I. Denos
Henry W. Hankinson		Chair	*	*
John A. Hardy
Bertrand des Pallieres			*

Audit Committee

The charter of the Audit Committee specifies that the purpose of the Audit Committee is to assist the Board in its oversight of the integrity of:

•	The Company’s financial statements,
•	The Company’s compliance with legal and regulatory requirements,
•	The independence and qualifications of the Company’s independent registered public accounting firm, and
•	The performance of the Company’s internal audit function and independent registered public accounting firm.

In furtherance of the foregoing purpose, the Audit Committee’s authority and responsibilities include to:

•	Review and oversee the Company’s annual and quarterly financial statements;
•	Discuss with management and the Company’s independent auditor, as appropriate, earnings press releases and financial information, as well as financial information and earnings guidance provided to analysts and ratings agencies;
•	Recommend, for shareholder approval, the appointment of the Company’s independent registered public accounting firm, and oversee the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent registered public accounting firm;

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•	Review with management and the independent auditor, as appropriate, any audit problems or difficulties the auditor encountered in the course of the audit work and management’s responses thereto;
•	Discuss with management the Company’s risk assessment and risk management guidelines and policies, including the Company’s major financial risk exposures and steps taken by management to monitor and control such exposures;
•	Oversee the Company’s financial controls and reporting processes;
•	Review the Company’s financial reporting and accounting standards and principles;
•	Review the performance of the Company’s internal audit function and the performance of the independent registered public accounting firm;
•	Review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and
•	Establish procedures for handling complaints involving accounting, internal accounting controls, and auditing matters.

The charter of the Audit Committee is available on the Company’s website (www.equuscap.com). The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent registered public accounting firm without the presence of management.

Each member of the Audit Committee is an independent director within the meaning of SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”). Fraser Atkinson, the chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE. The Audit Committee met five times during 2016.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors are to: recommend to the full Board approval of any management, advisory, or administration agreements; recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation; review any joint insurance policies and premium allocation; review and monitor the Company’s compliance with procedures adopted pursuant to certain rules promulgated under the 1940 Act, meet regularly with the Company’s Chief Compliance Officer; and carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the 1940 Act.

The Committee of Independent Directors met at regularly scheduled Board Meetings in executive sessions without any members of management present. During 2016, each member of this Committee was considered an independent director within the meaning of SEC regulations and the listing standards of the NYSE.

Compensation Committee

The Compensation Committee is responsible for reviewing and evaluating the compensation of the Company’s Chief Executive Officer. In addition, the Compensation Committee periodically reviews independent and interested director compensation and recommends any appropriate changes to the Board. Lastly, the Compensation Committee produces a report on the Company’s executive compensation practices and policies for inclusion in the Company’s proxy statement if required by applicable proxy rules and regulations and makes recommendations to the Board on the Company’s executive compensation practices and policies. The charter of the Compensation Committee is available on the Company’s website (www.equuscap.com).

Each member of the Compensation Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. This Committee met four times during 2016.

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Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Company’s Board. In addition, the Governance and Nominating Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Company’s website (www.equuscap.com).

All of the members of the Governance and Nominating Committee are independent directors within the meaning of SEC regulations and the listing standards of the NYSE. This Committee met once during 2016.

How does the Board select nominees for the Board?

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Governance and Nominating Committee in writing in care of Equus Total Return, Inc., 700 Louisiana Street, 48th Floor, Houston, TX 77002. To be considered by the Governance and Nominating Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s by-laws relating to stockholder nominations as described in “Additional Information—Stockholder Proposals for the 2018 Annual Meeting,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. A Committee member will interview a qualified candidate, and a qualified candidate may meet other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Governance and Nominating Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Company;
•	The prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;
•	The prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and
•	The extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, diversity, and the need for Audit Committee expertise.

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In considering diversity, the Committee considers diversity of background and experience as well as ethnic and other forms of diversity. The Committee does not, however, have any formal policy regarding diversity in identifying nominees for a directorship, but rather, considers it among the various factors relevant to any particular nominee. After completing the evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

When the Board undertook its annual review of director independence, the Board considered transactions and relationships between each director or any member of his immediate family and the Company. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the Meeting are independent of the Company and its management with the exception of John A. Hardy. Mr. Hardy is an interested director because he serves as the Company’s Chief Executive Officer.

How often did the Board meet during 2016?

During 2016, the Board met six times. Except for Mr. des Pallieres, each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served, and five of the directors attended all meetings of the Board and committees on which he served. The Company does not have a policy about directors’ attendance at the annual meeting of stockholders.

How are directors compensated?

During 2016, each independent director received: (i) $5,000 for each quarter served on the Company’s Board plus $2,000 for each meeting of the directors attended; (ii) $1,000 for participation in each meeting conducted by telephonic conference; (iii) $1,000 for each committee meeting attended; and (iv) reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The chair of the Audit Committee receives $15,000 annually for his service. An annual fee of $15,000 is paid to the Chairman of the Board.

Interested directors who are not executive officers of the Company receive director fees for each director meeting attended. Interested directors may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies.

We may also engage directors to perform various services for the Company, either on an interim basis or pursuant to a monthly consulting arrangement. In 2016, we paid Fraser Atkinson a fee of $60,000 in lieu of his standard compensation as Chairman of the Audit Committee for additional duties undertaken in connection with the Company’s review and analysis of its portfolio holdings for the year. Also in 2016, we paid Global Energy Associates, LLC (“GEA”), a consulting firm owned by Henry W. Hankinson, $75,000 pursuant to a consulting agreement with Equus Energy, LLC, in respect of sourcing and reviewing investment opportunities in the energy sector. The agreement with GEA provides for monthly payments of $6,250 in respect of services rendered in connection with the engagement.

In respect of services provided to the Company by members of the Board not in connection with their roles and duties as directors, the Company pays a rate of $300 per hour for services rendered. In connection with services rendered by Kenneth I. Denos, Secretary and Chief Compliance Officer of the Company, the Company incurred $412,563 in such expenses in 2016.

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Independent/non-officer directors were paid an aggregate of $359,000 and $311,000 as compensation for the years ended December 31, 2016 and 2015, respectively. The following table set forth compensation that the Company paid to each person who served as a director during 2016:

2016 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Independent Directors
Fraser Atkinson*	96,000	—	96,000
Alessandro Benedetti	56,000	—	56,000
Richard F. Bergner	39,000	—	39,000
Gregory J. Flanagan	50,000	—	50,000
Henry W. Hankinson	36,000	—	36,000
Robert L. Knauss	58,000	—	58,000
Bertrand des Pallieres	24,000	—	24,000

Interested Directors
Kenneth I. Denos	11,000	—	11,000
John A. Hardy	—	—	—

*  Mr. Atkinson’s compensation for 2016 includes a payment of $60,000 as Audit Committee Chairman for additional duties undertaken in connection with the Company’s review and analysis of its portfolio holdings for the year.

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Who are the executive officers of the Company?

The name, address and age of each executive officer, their position, term of office and length of time served with the Company, along with certain business information, are set forth in the table below.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John A. Hardy 700 Louisiana Street 48th Floor Houston, Texas 77002 Age: 65	Chief Executive Officer	Indefinite term; Chief Executive Officer since 2011.	Chief Executive Officer of the Company since June 2011; Executive Chairman of the Company from June 2010 to June 2011; Director of the Company since May 2010; Mr. Hardy has had extensive experience in the insurance, finance and banking sectors, as well as mergers and acquisitions and litigation and resolution of multi-jurisdictional disputes practicing as a Barrister from 1978-2002. Mr. Hardy was also an adjunct Professor lecturing in insurance law at the University of British Columbia from 1984-2000.

L’Sheryl D. Hudson 700 Louisiana Street 48th Floor Houston, Texas 77002 Age: 52	Sr. Vice President, CFO, and Treasurer	Indefinite term; Vice President, CFO, and Treasurer since 2006.	Senior Vice President, Chief Financial Officer, and Treasurer since November 2006; Chief Compliance Officer of the Company from November 2006 to July 2011. Ms. Hudson served as Associate Director of WestLB Asset Management (US), LLC from 2002 to 2006.

Kenneth I. Denos 700 Louisiana Street 48th Floor Houston, Texas 77002 Age: 49	Secretary and CCO	Indefinite term; Secretary since 2010; CCO since 2011.	Secretary of the Company since 2010. Chief Compliance Officer of the Company since July 2011. President of Kenneth I. Denos, P.C. since January 2000; General Counsel, director, and head of M&A for Tersus Energy plc (LSE: TER) in 2005-06 for leveraged buyout of uSwitch Ltd., a UK-based residential energy services firm. Non-executive director of E-Home Solutions, Inc. (marketer of smart home products and services) since July 2015; CEO of Fuelstream, Inc. (fuel reseller) since September 2015.

There are no arrangements or understandings between any of the executive officers and any other person pursuant to which any of such officers was or is to be selected as an officer.

Executive Compensation Agreements

John A. Hardy. During 2010, the Company entered into a compensation agreement with John A. Hardy, its Chief Executive Officer. The agreement, which was amended in April 2017, provides for base compensation to Mr. Hardy of $350,000 per annum. The agreement originally entitled Mr. Hardy to an annual bonus, which has now been eliminated as a result of the April 2017 amendment, based upon achievement of certain criteria, one of which is the disposition of portfolio company investments for cash. Since 2010, Mr. Hardy has voluntarily waived his right to approximately $2.2 million of earned, but unpaid, bonus since the effective date of the agreement. If the consulting agreement is terminated without cause, as defined therein, Mr. Hardy will be entitled to receive a termination fee of $400,000. Mr. Hardy is not entitled to participate in any employee-related benefits, including health, life and disability plans, of the Company.

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L’Sheryl D. Hudson. In April 2017, the Company entered into an employment agreement (“Employment Agreement”), effective April 1, 2017, with L’Sheryl D. Hudson, the Company’s Senior Vice President and Chief Financial Officer. The Employment Agreement is for a two-month term, provides for base salary equal to $209,615 on an annualized basis and an annual longevity bonus equal to $5,000 plus $250 for each year employed by or on behalf of the Company. If the Employment Agreement is terminated by the Company without “cause” or by Ms. Hudson for “good reason”, as defined therein, Ms. Hudson will be entitled to a severance benefit equal to one year’s base salary as then in effect.

Grants of Plan-Based Awards

During 2016, we did not grant any plan-based awards to our executive officers.

Outstanding Equity Awards

On June 13, 2016, the shareholders of the Company approved the Company’s 2016 Equity Incentive Plan (the “Plan”), which provides for awards consisting of restricted stock or common stock purchase options to directors, officers, and employees of the Company. As of December 31, 2016, there were no awards granted under the Plan, nor were there any unexercised options or shares of stock that had not vested or equity incentive plan awards for any executive officer of the Company. On March 17, 2017, the Company granted awards of restricted stock under the Plan to certain of its directors and executive officers in the aggregate amount of 844,500 shares. The awards are each subject to a vesting requirement over a 3-year period unless the recipient thereof is terminated or removed from their position as a director or executive officer without “cause”, or as a result of constructive termination, as such terms are defined in the respective award agreements entered into by each of the recipients and the Company.

Options Exercised and Stock Vested

During 2016, there were no stock options, SARs or similar instruments exercised by any executive officer of the Company and there was no vesting of stock, including restricted stock, restricted stock units or similar instruments by any executive officer of the Company.

Pension Benefits

The Company does not have any plan that provides for payments or other benefits at, following, or in connection with the retirement of its executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

During 2016, other than a 401(k) plan for certain employees wherein the Company provides a match of 3% of employee compensation, the Company did not have any defined contribution or other plan that provided for the deferral of compensation by any executive officer of the Company on a basis that was not tax-qualified.

Benefits and Perquisites.

Except for our Chief Executive Officer and Secretary, we provide the opportunity for certain of our named executive officers and other full-time employees to receive certain perquisites and general health and welfare benefits, which consist of life and health insurance benefits, and reimbursement for certain medical expenses.

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PROPOSAL 1—ELECTION OF DIRECTORS

The by-laws of the Company provide for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are four director nominees (which include three independent director nominees). The Board is not recommending any other director nominees.

The current term of office of all of the Company’s directors expires at the 2017 annual meeting and upon the election and qualification of their successors in office. The Board proposes that the following nominees be elected for a new term of one year and until their respective successors have been duly elected and qualified or until they resign, die, or are removed from office. Each of the nominees has consented to serve if elected. The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the Meeting any nominee is unable or unwilling to serve as a director of the Company, the persons named as proxies will vote for a substitute nominee designated by the Board.

Based on a review of the experience, qualifications, attributes and skills of each nominee, including those enumerated in the table below, the Board has determined that each nominee is qualified to serve as a director of the Company. We invite you to read the summary backgrounds of each of the nominees included in this Proposal section. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as director in light of the Company’s business and structure.

Nominees for Director

Independent Directors

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships+ Held by Director or Nominee
Fraser Atkinson 700 Louisiana Street 48th Floor Houston, Texas 77002 Age: 59	Director	Term expires 2016; Director since 2010.	Chairman of GreenPower Motor Company Inc. since February 2011; CFO of Versatile Systems Inc. (“Versatile”) (technology consulting) from February 2003 to December 2013, Corporate Secretary of Versatile from October 2003 and Director from November to January 2014. Mr. Atkinson was involved in both the technology and corporate finance sectors as a partner at KPMG, LLP for over 14 years, having left the firm in September 2002.	None

Henry W. Hankinson 4355 Cobb Parkway Suite 501 J Atlanta, Georgia 30339 Age: 75	Director	Term expires 2016; Director since 2005.	Managing Partner and co-founder of Global Business Associates, LLC, a boutique M&A consulting firm in Atlanta, GA. Mr. Hankinson is a former military officer with engineering and MBA degrees. He has held domestic and international senior executive management positions for over 30 years. In 1993 he moved to Moscow as the senior regional executive for Halliburton / Brown & Root (“HBR”) to establish the oil & gas construction market in the Former Soviet Union. In 1997 he moved to Riyadh, as the senior HBR regional Managing Director of Saudi Arabia. In 1999 he was recruited to become the COO and senior American for a large multi-national conglomerate for the Saudi Royal Family. Based in Riyadh, he was responsible for investment acquisitions and portfolio management. During his career, Mr. Hankinson has served as Chairman, CEO, COO, and Director for both small and multi-national private and public companies.	None

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships+ Held by Director or Nominee
Robert L. Knauss P.O. Box 40 5580 FM 1697 Burton, Texas 77835 Age: 86	Chairman	Term expires 2016; Chairman since 2014; Director since 1991.	Chairman of the Board of Philip Services Corp. (industrial services) from 1998 to 2003, and Chairman of the Board and CEO of Baltic International USA, Inc. from 1995 to 2003. During the past twenty years, Mr. Knauss has served on the Boards of Directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	None

+	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the 1940 Act.

Interested Directors (1)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships++ Held by Director or Nominee
John A. Hardy 700 Louisiana Street 48th Floor Houston, Texas 77002 Age: 65	Chief Executive Officer and Director	Term expires 2016; Director since 2010.	Chief Executive Officer of the Company since June 2011; Executive Chairman of the Company from June 2010 to June 2011; Director of the Company since May 2010; Mr. Hardy has had extensive experience in the insurance, finance and banking sectors, as well as mergers and acquisitions and litigation and resolution of multi-jurisdictional disputes practicing as a Barrister from 1978-2002. Mr. Hardy was also an adjunct Professor lecturing in insurance law at the University of British Columbia from 1984-2000.	None

(1)	Interested directors are “interested persons” (as defined in the 1940 Act).

++	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the 1940 Act.

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There are no arrangements or understandings between any of the directors and any other person pursuant to which any of such directors was or is to be selected as a director.

A plurality of votes cast at the Meeting at which a quorum is present is required to elect a director. Abstentions will not be counted as votes cast and will have no effect on this proposal. Brokers may not vote uninstructed shares held in street name for this proposal.

The Board of Directors recommends that each stockholder vote

“For”

each of the Board nominated persons

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Dollar Range of Equity Securities Beneficially Owned by Current Directors/Director Nominees

Name	Dollar Range of Equity Securities in the Company(1)	Aggregate Dollar Range of Equity Securities in All funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Fraser Atkinson	$50,001-$100,000	$50,001-$100,000
Richard F. Bergner	$10,001-$50,000	$10,001-$50,000
Henry W. Hankinson	$10,001-$50,000	$10,001-$50,000
Robert L. Knauss	Over $100,000	Over $100,000
Bertrand des Pallieres	Over $100,000	Over $100,000

Interested Directors
Kenneth I. Denos	Over $100,000	Over $100,000
John A. Hardy	Over $100,000	Over $100,000

(1)	Based on beneficial ownership as of April 28, 2017.

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PROPOSAL  2—RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee approved and the Board members unanimously approved and ratified the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. BDO has served as the Company’s independent accounting firm since December 4, 2014.

Audit Fees and All Other Fees

Aggregate fees that BDO billed to the Company for professional services for the years ended December 31, 2016 and 2015 were as follows:

Services Provided	2016	2015
Audit fees(1)(2)	$200,353	$329,493
Audit-related fees	—	—
Tax	—	—
All other	—	—
Total	$200,353	$329,493

(1)	Consists of fees for the audit of our annual financial statements, review of quarterly statements, review of the annual proxy statement, reviews of the quarterly earnings releases, and security counts.

(2)	In addition to fees in respect of the Company’s operations described above, audit fees for 2015 also consist of fees incurred in connection with the audit of the financial statements of Equus Energy, LLC, a wholly-owned subsidiary of the Company.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed by any independent registered public accounting firm engaged by the Company. Certain services may not be provided by the independent registered public accounting firm to the Company without jeopardizing the independent registered public accounting firm’s independence.

The Audit Committee’s procedures require approval of the engagement of the independent registered public accounting firm for each fiscal year and approval of the engagement by a majority of the Company’s independent directors. The procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Company on an annual basis at the time of the firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Company’s accounting firm, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member determines that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent registered public accounting firm and sets any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

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The Audit Committee may also designate a member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the designated member must be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Company’s pre-approval procedures are reviewed annually by the Audit Committee and the Company maintains a record of the decisions made by the Committee pursuant to the procedures.

The affirmative vote of a majority of all of the votes cast at the Meeting at which a quorum is present is required to ratify the selection of BDO. Abstentions will not be counted as votes cast and will have no effect on this proposal. Brokers may vote uninstructed shares held in street name for this proposal, and their votes will count as present for quorum purposes.

THE BOARD RECOMMENDS A VOTE

“FOR”

BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR 2017

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PROPOSAL 3—ADVISORY VOTE

ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis beginning on page 9 of this proxy statement describes the Company’s executive compensation policies and the compensation decisions that the Compensation Committee, Board, and our Chief Executive Officer made in 2016 with respect to the compensation of the Company’s named executive officers. The Board is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.

This proposal, which is sometimes referred to as a “say-on-pay vote,” is provided as required pursuant to Section 14A of the Exchange Act.

As described in the Compensation Discussion and Analysis, the Company’s executive compensation policies embodies a pay-for-performance philosophy that supports the Company’s business strategy and aligns the interests of its executives with those of its shareholders, with the objective of attracting, retaining and motivating the best possible executive talent and avoiding risks that would be reasonably likely to have a material adverse effect on the Company. For these reasons, the Board is asking shareholders to support this proposal. Although the vote the Board is asking you to cast is non-binding, the Compensation Committee and the Board value the views of shareholders and will consider the outcome of the vote when determining future compensation arrangements for the Company’s named executive officers.

The affirmative vote of a majority of all of the votes cast at the Meeting at which a quorum is present is required to approve this proposal. Abstentions will not be counted as votes cast and will have no effect on this proposal. Brokers may not vote uninstructed shares held in street name for this proposal.

THE BOARD RECOMMENDS A VOTE

“FOR”

THE ADVISORY PROPOSAL TO APPROVE

THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

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OTHER MATTERS

The Board knows of no other matter that is likely to come before the Meeting. However, if any other matter properly comes before the Meeting, the individuals named as proxy holders will vote in accordance with their discretion on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the annual meeting, the holders of a majority of the shares of the Company, present in person or represented by proxy, although not constituting a quorum, may adjourn the Meeting.

ANNUAL AND QUARTERLY REPORTS

A copy of the Company’s 2016 Annual Report to Stockholders on Form 10-K and copies of the Company’s quarterly reports on Form 10-Q are available without charge upon request. Please direct your request to Equus Total Return, Inc., Attention: Secretary, 700 Louisiana Street, 48th Floor, Houston, TX 77002, or call our proxy solicitor Mackenzie Partners, Inc., toll-free at (800) 322-2885. Copies also may be requested through the Company’s website at www.equuscap.com. (Information contained on the Company’s website is not incorporated into this proxy statement.) Copies are also posted via EDGAR on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2018 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2018 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Company’s Secretary must receive stockholder proposals no later than December 31, 2017. Proposals should be sent to the Company, at 700 Louisiana Street, 48th Floor, Houston, TX 77002, Attention: Secretary. Submission of a stockholder proposal does not guarantee inclusion in the Company’s proxy statement or form of proxy because certain SEC rules must be met.

In addition, under our by-laws no business may be brought before a stockholder meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Company’s Secretary. To be properly brought before such a meeting a stockholder must deliver a written notice to the Company at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the by-laws about the stockholder and the proposed action) not less than 60 nor more than 90 days’ prior to the meeting. However, in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

Stockholder proposals with respect to Director nominations require written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Kenneth I. Denos, Secretary, Equus Total Return, Inc., 700 Louisiana Street, 48th Floor, Houston, TX 77002, within the time limits described above for delivering a stockholder proposal notice and comply with the information requirements in our by-laws relating to Director nominations by stockholders. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

The proxy solicited by the Board of Directors for the 2018 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than December 31, 2017.

A copy of the full text of the by-law provisions discussed above may be obtained by writing to the Corporate Secretary, 700 Louisiana Street, 48th Floor, Houston, TX 77002 and is included as an exhibit to the Company’s annual report on Form 10-K for the period ended December 31, 2016 as filed with the SEC via EDGAR on March 13, 2017.

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Communications with the Board. Interested parties who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Chairman, Equus Total Return, Inc., 700 Louisiana Street, 48th Floor, Houston, TX 77002. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Independent Directors,” “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Company is a Delaware corporation subject to the provisions of the Delaware General Corporation Law (“DGCL”). The Company’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Company’s certificate of incorporation and by-laws, the provisions of the DGCL, the provisions of the 1940 Act and NYSE rules. The Company has adopted a code of business conduct and ethics applicable to our Directors, officers (including our principal executive officer, principal financial officer and controller) and employees. Our code of business conduct and ethics meets NYSE listing standard requirements and the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. A copy of our certificate of incorporation and by-laws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Secretary, Equus Total Return Inc., 700 Louisiana Street, 48th Floor, Houston, TX 77002. Our code of business conduct and ethics, corporate governance guidelines and committee charters are also available by accessing the Company’s website at www.equuscap.com. (Information contained on the Company’s website is not incorporated into this proxy statement.) In the event that the Company amends or waives any provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer or controller, we intend to disclose the same on the Company’s website at www.equuscap.com.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by Mackenzie Partners, Inc. on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be paid by the Company and is estimated to cost $25,000. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

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EQUUS TOTAL RETURN, INC. 700 LOUISIANA STREET 48TH FLOOR HOUSTON, TX 77002

VOTE BY INTERNET – please call 1-800-322-2885 for more information

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-322-2885

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EQUUS TOTAL RETURN, INC.			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE						number(s) of the nominee(s) on the line below
“FOR” THE ELECTION OF DIRECTORS

Vote On Directors			☐	☐	☐

1.	Election of the four nominees listed below to the Board of Directors:

Nominees:

01) Fraser Atkinson
02) Henry W. Hankinson
03) John A. Hardy
04) Robert L. Knauss

Proposals
						For	Against	Abstain
2.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.					☐	☐	☐

3.	To approve, in a non-binding vote, the compensation paid to the Company’s executive officers in 2016, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.					☐	☐	☐

THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTER TO COME BEFORE THE MEETING. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING WITH RESPECT TO WHICH THE COMPANY WAS NOT PROVIDED NOTICE ON OR BEFORE MAY 11, 2017, THE PROXIES WILL HAVE DISCRETION TO VOTE THE PROXY ON SUCH MATTER IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at http://www.equuscap.com/investor_reports.htm.

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EQUUS TOTAL RETURN, INC.

700 Louisiana Street, 48th Floor, Houston, TX 77002

This Proxy is Solicited by the Board of Directors of Equus Total Return, Inc. (the “Company”)

for the Annual Meeting of Stockholders on June 28, 2017

The undersigned hereby constitutes and appoints John A. Hardy and Fraser Atkinson, and each or any of them, as proxies, with full power of substitution and revocation, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 28, 2017, at 11:00 a.m. EDT, at Jenner & Block LLP, 919 Third Avenue, New York, NY 10022-3908 and any adjournment or postponement thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Company (“Shares”), standing in the name of the undersigned on the books of the Company on May 26, 2017, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Internet Availability of Proxy Materials, setting forth information on how to access the Notice of Annual Meeting of Stockholders and the Proxy Statement on the Internet, and hereby revokes any proxy or proxies heretofore given by the undersigned.

If you have not voted via the Internet or by telephone,

please sign, date and return promptly in the enclosed envelope.

Continued and to be signed on the reverse side

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